Exhibit 23(c)


                           CENTENNIAL TAX EXEMPT TRUST
                        Share Certificate (8-1/2" x 11")


I. FACE OF CERTIFICATE (All text and other matter lies within decorative border)

                  (upper left corner, box with heading: NUMBER [of shares]

         (upper right corner, box with heading: SHARES below cert. no.)

                  (centered below boxes)
                           Centennial Tax Exempt Trust
                         A MASSACHUSETTS BUSINESS TRUST


(at left) THIS IS TO CERTIFY THAT     (at right)   SEE   REVERSE   FOR   CERTAIN
DEFINITIONS

                                                 (box with number)
                                                 CUSIP 151390 101
(at left) is the owner of

                (centered) FULLY PAID SHARES OF BENEFICIAL INTEREST OF
                           CENTENNIAL TAX EXEMPT TRUST

      (hereinafter called the "Trust"), transferable only on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Trust to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the facsimile seal of the Trust and the signatures of its duly authorized officers.

      (signature at left of seal)   Dated:    (signature   at  right  of   seal)

      /s/ Brian W. Wixted                      /s/ Bridget Macaskill
      -------------------------                 -------------------------
      TREASURER                                 PRESIDENT


                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                           CENTENNIAL TAX EXEMPT TRUST
                                      SEAL
                                      1985
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                                SHAREHOLDER SERVICES, INC.
                                                Denver (CO)       Transfer Agent


                                                By
                                                --------------------------------
                                                Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                      as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________       Custodian _______________
                                    (Cust)                              (Minor)

                                    UNDER UGMA/UTMA   ___________________
                                                             (State)


Additional abbreviations may also be used though not in the above list.

For Value Received ............ hereby sell(s), assign(s), and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



-----------------------------------------------------------------------
 (Please print or type name and address of assignee)

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--------------------------------------------------------  Shares  of  beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________ Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.


Dated: ----------------------

                                    Signed: --------------------------------

                                         ------------------------------------

                                          (Both must sign if joint owners)

                                    Signature(s) ---------------------------
                                    guaranteed        Name of Guarantor
                                    by: ------------------------------------
                                          Signature of Officer/Title

(text printed NOTICE: The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph) face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in        Signatures must be guaranteed by a financial
box to left of                institution of the type described in the
signature(s))                 current prospectus of the Fund.


PLEASE NOTE: This document contains       CENTENNIAL
a watermark when viewed at an angle.      ASSET MANAGEMENT CORPORATION
It is invalid without this watermark:

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                    THIS SPACE MUST NOT BE COVERED IN ANY WAY